                                                                    EXHIBIT 24.1


                              POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Richard B. Cheney, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton N.C., Inc., a wholly-owned subsidiary of Halliburton Company, with and into Dresser Industries, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  March 17, 1998                   /s/ ANNE L. ARMSTRONG
                                        -----------------------------
                                        Anne L. Armstrong
                                        Title:  Director

                                 POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Richard B. Cheney, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton N.C., Inc., a wholly-owned subsidiary of Halliburton Company, with and into Dresser Industries, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  March 17, 1998                   /s/ ROBERT L. CRANDALL
                                        -----------------------------
                                        Robert L. Crandall
                                        Title:  Director

                                 POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Richard B. Cheney, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton N.C., Inc., a wholly-owned subsidiary of Halliburton Company, with and into Dresser Industries, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  March 23, 1998                   /s/ LORD CLITHEROE
                                        -----------------------------
                                        Lord Clitheroe
                                        Title:  Director

                                 POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton N.C., Inc., a wholly-owned subsidiary of Halliburton Company, with and into Dresser Industries, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  March 16, 1998                   /s/ RICHARD B. CHENEY
                                        -----------------------------------
                                        Richard B. Cheney
                                        Title:  Chairman of the Board and
                                                Chief Executive Officer and
                                                Director

                                 POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Richard B. Cheney, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton N.C., Inc., a wholly-owned subsidiary of Halliburton Company, with and into Dresser Industries, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  March 17, 1998                   /s/ W. R. HOWELL
                                        -----------------------------
                                        W. R. Howell
                                        Title:  Director

                                 POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Richard B. Cheney, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton N.C., Inc., a wholly-owned subsidiary of Halliburton Company, with and into Dresser Industries, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  March 16, 1998                   /s/ DALE P. JONES
                                        -----------------------------
                                        Dale P. Jones
                                        Title:  Vice Chairman and
                                                Director

                                 POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Richard B. Cheney, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton N.C., Inc., a wholly-owned subsidiary of Halliburton Company, with and into Dresser Industries, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  March 19, 1998                   /s/ C. J. SILAS
                                        -----------------------------
                                        C. J. Silas
                                        Title:  Director

                                 POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Richard B. Cheney, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton N.C., Inc., a wholly-owned subsidiary of Halliburton Company, with and into Dresser Industries, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  March 16, 1998                   /s/ RICHARD J. STEGEMEIER
                                        -----------------------------
                                        Richard J. Stegemeier
                                        Title:  Director

                                 POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Richard B. Cheney, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton N.C., Inc., a wholly-owned subsidiary of Halliburton Company, with and into Dresser Industries, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  March 16, 1998                   /s/ ROGER T. STAUBACH
                                        -----------------------------
                                        Roger T. Staubach
                                        Title:  Director

                                 POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Richard B. Cheney, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton N.C., Inc., a wholly-owned subsidiary of Halliburton Company, with and into Dresser Industries, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  March 16, 1998                   /s/ DELANO E. LEWIS
                                        -----------------------------
                                        Delano E. Lewis
                                        Title:  Director

                                 POWER OF ATTORNEY

  The undersigned hereby constitutes and appoints Richard B. Cheney, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton N.C., Inc., a wholly-owned subsidiary of Halliburton Company, with and into Dresser Industries, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  March 16, 1998                   /s/ CHARLES J. DIBONA
                                        -----------------------------
                                        Charles J. DiBona
                                        Title:  Director